UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2023

LUCID DIAGNOSTICS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40901	82-5488042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

One Grand Central Place, Suite 4600, New York, New York 10165
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LUCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On February 14, 2023, Lucid Diagnostics Inc. (the “Company” or “Lucid Diagnostics”) and LucidDx Labs Inc. (“LucidDx Labs”), a wholly owned subsidiary of the Company, entered into an agreement (the “Termination Agreement”) with ResearchDx, Inc. (“RDx”), pursuant to which the parties mutually agreed to terminate the Management Services Agreement, dated as of February 25, 2022, by and between LucidDx Labs and RDx (the “MSA”), without cause. The termination was effective as of February 10, 2023.

LucidDx and RDx had entered into the MSA in connection with the closing of the transactions contemplated by that certain Asset Purchase Agreement, dated as of February 25, 2022, by and between the Company, LucidDx Labs and RDx (the “APA”). As previously reported, on February 25, 2022, pursuant to the APA, LucidDx Labs had acquired from RDx certain licenses and other related assets necessary to operate a CLIA-certified, CAP-accredited clinical laboratory. Prior to acquisition, RDx had performed the Company’s EsoGuard assay at RDx’s CLIA-certified, CAP-accredited laboratory. Since the acquisition, the Company has used the acquired assets, together with certain additional assets necessary to commence laboratory operations that were separately purchased by LucidDx Labs, to perform the EsoGuard assay in its own laboratory located in Lake Forest, CA (the “Laboratory”). Until the termination of the MSA, RDx had continued to provide certain testing and related services for the Laboratory in accordance with the terms of the MSA. Recently, however, the Company accelerated the development of internal resources necessary to operate the Laboratory entirely on its own. Accordingly, the Company believes that termination of the MSA will improve the efficiency of the performance of the EsoGuard assay.

The Termination Agreement reduces the remaining amounts of the earnout payments and management fees due under the APA and MSA to $725,000 (from the approximately $3,450,000 that would otherwise have been payable under the APA and MSA if the MSA had remained in effect through the balance of its stated term), resulting in a net savings to the Company of approximately $2,725,000. The payment, which will be satisfied through the issuance of 553,436 shares of the Company’s common stock, must be made on prior to February 25, 2023. The Company is not required to make any cash payments in connection with the termination. The Termination Agreement also includes a mutual release and certain other covenant that are customary for agreements of this nature.

A fuller description of the material terms of the APA, the MSA and the transactions contemplated thereby is set forth in the current report on Form 8-K filed by the Company on March 3, 2022, and such description is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.02 is incorporated herein by reference. The shares of the Company’s common stock issuable under the Termination Agreement are being offered and sold in transactions exempt from registration under the Securities Act, in reliance on the exemption afforded under Section 4(a)(2) thereof.

Forward-Looking Statements

This current report on Form 8-K includes forward-looking statements that involve risk and uncertainties. Forward-looking statements are any statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of Lucid Diagnostics’ management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Risks and uncertainties that may cause such differences include, among other things, the risk that Lucid Diagnostics’ recent change in strategy does not generate the expected benefits; volatility in the price of Lucid Diagnostics’ common stock; general economic and market conditions; the uncertainties inherent in research and development, including the cost and time required to advance Lucid Diagnostics’ products to regulatory submission; whether regulatory authorities will be satisfied with the design of and results from Lucid Diagnostics’ clinical and preclinical studies; whether and when Lucid Diagnostics’ products are cleared by regulatory authorities; market acceptance of Lucid Diagnostics’ products once cleared and commercialized; Lucid Diagnostics’ ability to raise additional funding as needed to pursue its current business plan; and other competitive developments. In addition, Lucid Diagnostics continues to monitor the COVID-19 pandemic and the pandemic’s impact on Lucid Diagnostics’ businesses. These factors are difficult or impossible to predict accurately and many of them are beyond Lucid Diagnostics’ control. In addition, new risks and uncertainties may arise from time to time and are difficult to predict. For a further list and description of these and other important risks and uncertainties that may affect Lucid Diagnostics’ future operations, see Part I, Item 1A, “Risk Factors,” in Lucid Diagnostics’ most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as the same may be updated in Part II, Item 1A, “Risk Factors” in any Quarterly Report on Form 10-Q filed by Lucid Diagnostics after its most recent Annual Report. Lucid Diagnostics disclaims any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in its expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2023	LUCID DIAGNOSTICS INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
Chief Financial Officer